SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 22, 2007

VECTREN CORPORATION

(Exact name of registrant as specified in its charter)

Commission File No.	Registrant, State of Incorporation, Address, and Telephone Number	I.R.S Employer Identification No.

1-15467	Vectren Corporation	35-2086905
(An Indiana Corporation)
One Vectren Square,
Evansville, Indiana 47708
(812) 491-4000

Former name or address, if changed since last report:

N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

A. Purchase Agreement

On February 22, 2007, Vectren Corporation (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) with J.P. Morgan Securities Inc. acting as agent for one of its affiliates (the “Forward Seller”), and J.P. Morgan Securities Inc. (“J.P. Morgan”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), as representatives of the several underwriters named in Schedule A of the Purchase Agreement (collectively, the “Underwriters”), with respect to the sale by the Underwriters to the public of 4,600,000 shares of the Company’s common stock, without par value, and related common share purchase rights (the “Shares”), borrowed by the Forward Seller from third parties. In addition, under the Purchase Agreement, the Forward Seller granted to the Underwriters an option to purchase 690,000 additional shares of the Company’s common stock, without par value, and related common share purchase rights (the “Option Securities” and together with the Shares, the “Underwritten Securities”), to cover over-allotments. A copy of the Purchase Agreement is filed herewith as Exhibit 10.1.

B. Forward Purchase Contract

The Company also entered into a forward stock purchase contract, consisting of an ISDA Master Agreement and a Confirmation dated February 22, 2007 (the “Forward Purchase Contract”), with J.P. Morgan, as agent for JPMorgan Chase Bank, National Association (the “Forward Purchaser”), pursuant to which the Company has agreed to issue, and the Forward Purchaser has agreed to purchase upon the settlement of the Forward Purchase Contract, a number of shares equal to the number of Shares or, if the Option Securities are issued, the Underwritten Securities, issued pursuant to the Purchase Agreement. A copy of the Forward Purchase Contract is filed herewith as Exhibit 10.2.

Item 8.01	Other Events

See Item 1.01, which is incorporated herein by reference. This Form 8-K is being filed in order to incorporate by reference into the Company’s Registration Statement on Form S-3 the Purchase Agreement, the Forward Purchase Contract and the other required exhibits.

Item 9.01	Exhibits

(d)	Exhibits:

The exhibits listed below relate to Registration Statement No. 333-140777 on Form S-3 of Vectren Corporation, and are filed herewith for incorporation by reference in such Registration Statement.

5.1	Opinion of Barnes & Thornburg LLP as to the legality of the securities to be issued

10.1	Purchase Agreement dated February 22, 2007 between Vectren Corporation, J.P. Morgan Securities Inc. acting as agent for one of its affiliates, and J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representatives of the several underwriters named therein

10.2	Confirmation of Forward Stock Sale Transaction dated as of February 22, 2007 between Vectren Corporation and J.P. Morgan Securities Inc., as agent for JPMorgan Chase Bank, National Association

23.1	Consent of Barnes & Thornburg LLP (included in Opinion filed as Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTREN CORPORATION
February 27, 2007
	By:	/s/ M. Susan Hardwick
M. Susan Hardwick
Vice President and Controller

INDEX TO EXHIBITS

Exhibit Number	Description

5.1	Opinion of Barnes & Thornburg LLP as to the legality of the securities to be issued

10.1	Purchase Agreement dated February 22, 2007 between Vectren Corporation, J.P. Morgan Securities Inc. acting as agent for one of its affiliates, and J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representatives of the several underwriters named therein

10.2	Confirmation of Forward Stock Sale Transaction dated as of February 22, 2007 between Vectren Corporation and J.P. Morgan Securities Inc., as agent for JPMorgan Chase Bank, National Association

23.1	Consent of Barnes & Thornburg LLP (included in Opinion filed as Exhibit 5.1)